UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2025

ATAI LIFE SCIENCES N.V.
(Exact name of registrant as specified in its charter)

The Netherlands	001-40493	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prof. J.H. Bavincklaan 7
1183 AT Amstelveen
The Netherlands
(Address of principal executive offices) (Zip Code)

+31 20 793 2536
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, €0.10 par value per share	ATAI	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 20, 2025, ATAI Life Sciences N.V. (the “Company”) issued a press titled “atai Life Sciences Announces Closing of Public Offering and Full Exercise of Option to Purchase Additional Common Shares.” A copy of the press release is being furnished to the Securities and Exchange Commission (the “SEC”) as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

The information in this Item 7.01 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On October 20, 2025, the Company announced the closing of the Company’s public offering (the “Offering”) of 27,283,750 common shares of the Company, nominal value €0.10 per share (the “common shares”), at a public offering price of $5.48 per share, less underwriting discounts and commissions, and inclusive of the closing of the exercise of the underwriters’ option in full to purchase an additional 3,558,750 common shares at the public offering price, less underwriting discounts and commissions. The Company intends to use the net proceeds from the Offering, together with existing cash, cash equivalents, short-term investments and other liquid assets, to advance the clinical development across its pipeline of product candidates and programs. This includes funding the planned Phase 3 clinical program for BPL-003 (mebufotenin benzoate) nasal spray through the top-line data readout from the first Phase 3 clinical trial, completing the Phase 2 clinical trial of VLS-01 (buccal film DMT) and completing the Phase 2a study for EMP-01 (oral R-MDMA) as well as for working capital and general corporate purposes. Based on this planned use of proceeds and the Company’s current operating plan, the Company estimates that its existing cash, cash equivalents, short-term investments and other liquid assets will be sufficient to fund operations into 2029.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and the negative of these terms and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All statements contained in this Current Report other than statements of historical fact should be considered forward-looking statements.

These forward-looking statements are based on management’s current expectations and include, but are not limited to, statements regarding the use of proceeds from the Offering, the sufficiency of the proceeds from the Offering and the Company’s existing cash, cash equivalents, short-term investments and other liquid assets to fund operations and the timing thereof and other statements relating to the Offering. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from its expectations expressed or implied by the forward-looking statements, the factors discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 17, 2025, and as any such factors may be updated from time to time in its other filings with the SEC. Any forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this Current Report on Form 8-K or to conform these statements to actual results or revised expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1*	Press Release of ATAI Life Sciences N.V., dated October 20, 2025.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*	Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATAI LIFE SCIENCES N.V.

Date: October 21, 2025	By:	/s/ Srinivas Rao
	Name:	Srinivas Rao
	Title:	Chief Executive Officer